 EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lifeward Ltd. (the “Company”) on Form 10-K for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Grant, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Grant
Mark Grant
Chief Executive Officer
(Principal Executive Officer)

Date: March 18, 2026

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.